                                                                    EXHIBIT 10.8




                              BRILLIAN CORPORATION

                        2003 EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS


                                                                          PAGE
ARTICLE 1.    Purpose .................................................     3
     1.1.     Name ....................................................     3
     1.2.     Purpose .................................................     3
     1.3.     Qualification ...........................................     3
ARTICLE 2.    Definitions .............................................     3
     2.1.     Base Pay ................................................     3
     2.2.     Code ....................................................     3
     2.3.     Closing Price ...........................................     3
     2.4.     Committee ...............................................     3
     2.5.     Distributing ............................................     3
     2.6.     Distribution Date .......................................     3
     2.7.     Employee ................................................     3
     2.8.     Entry Date ..............................................     3
     2.9.     Exercise Date ...........................................     3
     2.10.    Exercise Period .........................................     3
     2.11.    First Offering Date .....................................     3
     2.12.    Offering Date ...........................................     4
     2.13.    Offering Period .........................................     4
     2.14.    Option ..................................................     4
     2.15.    Option Price ............................................     4
     2.16.    Participating Company ...................................     4
     2.17.    Participant .............................................     4
     2.18.    Participation Amount ....................................     4
     2.19.    Stock ...................................................     4
     2.20.    Subsidiary Corporation ..................................     4
     2.21.    Trading Day .............................................     4
ARTICLE 3.    Eligibility and Participation ...........................     4
     3.1.     Initial Eligibility .....................................     4
     3.2.     Leave of Absence ........................................     4
     3.3.     Restrictions on Participation ...........................     5
     3.4.     Commencement of Participation ...........................     5
ARTICLE 4.    Offering Periods ........................................     5
     4.1.     Offering Periods ........................................     5
ARTICLE 5.    Payroll Deductions ......................................     5
     5.1.     Percentage of Participation .............................     5
     5.2.     Calculation of Base Pay .................................     5
     5.3.     Participant's Account ...................................     6
     5.4.     Changes in Payroll Deductions ...........................     6
     5.5.     Leave of Absence ........................................     6
ARTICLE 6.    Granting of Option ......................................     6
     6.1.     Number of Option Shares .................................     6
     6.2.     Option Price ............................................     6
ARTICLE 7.    Exercise of Option ......................................     6
     7.1.     Automatic Exercise ......................................     6
     7.2.     Fractional Shares .......................................     6
     7.3.     Transferability of Option ...............................     6
     7.4.     Delivery of Stock .......................................     7
     7.5.     Return of Excess Payroll Deductions .....................     7
ARTICLE 8.    Withdrawal ..............................................     7
     8.1.     In General ..............................................     7
     8.2.     Effect on Subsequent Participation ......................     7
     8.3.     Termination of Employment ...............................     7
     8.4.     Termination of Employment Due to Death ..................     7
     8.5.     Leave of Absence ........................................     8
ARTICLE 9.    Interest ................................................     8

                                TABLE OF CONTENTS

                                                                          PAGE
     9.1.     Payment of Interest .....................................     8
ARTICLE 10.   Stock ...................................................     8
     10.1.    Maximum Shares ..........................................     8
     10.2.    Participant's Interest in Option Stock ..................     8
     10.3.    Registration of Stock ...................................     8
     10.4.    Restrictions on Exercise ................................     8
ARTICLE 11.   Administration ..........................................     9
     11.1.    Appointment of Committee ................................     9
     11.2.    Authority of Committee ..................................     9
     11.3.    Rules Governing Administration of the Committee .........     9
ARTICLE 12.   Miscellaneous ...........................................     9
     12.1.    Designation of Beneficiary ..............................     9
     12.2.    Transferability .........................................     9
     12.3.    Use of Funds ............................................     9
     12.4.    Adjustment Upon Changes in Capitalization ...............     9
     12.5.    Amendment and Termination ...............................    10
     12.6.    No Employment Rights ....................................    10
     12.7.    Effect of Plan ..........................................    10
     12.8.    Governing Law ...........................................    10

                              BRILLIAN CORPORATION
                        2003 EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE 1.
                                     PURPOSE


         1.1. NAME. This Stock Purchase Plan shall be known as the Brillian Corporation 2003 Employee Stock Purchase Plan (the "Plan").
         1.2. PURPOSE. The Plan is intended to provide a method whereby employees of Brillian Corporation, a Delaware corporation (the "Company"), and one or more of its Subsidiary Corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.
         1.3. QUALIFICATION. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE 2.
                                   DEFINITIONS
         2.1. BASE PAY. "Base Pay" shall mean the estimated annual compensation of an Employee and (a) with respect to a salaried Employee, shall be based on such Employee's current annual salary and (b) with respect to a hourly Employee, shall be based on such Employee's RHE times such Employee's regular straight-time hourly rate. Shift premium, bonuses, "skill-based" pay, and other special payments, commissions (unless such commissions represent the primary source of compensation, as determined by the Committee) and other marketing incentive payments shall not be included in Base Pay. For purpose of the foregoing, "RHE" for a full-time Employee shall mean the sum of (a) 2080 and (b)
1.5 times the estimated number of overtime hours to be worked annually and "RHE" for a part-time Employee shall mean 1040.
         2.2. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3. CLOSING PRICE. "Closing Price" shall have the meaning set forth in
Section 6.2.

         2.4. COMMITTEE. "Committee" shall have the meaning set forth in Section 11.1.

         2.5. DISTRIBUTING. "Distributing" means Three-Five Systems, Inc.
         2.6. DISTRIBUTION DATE. "Distribution Date" means the date Distributing distributed shares of the Company to its stockholders.
         2.7. EMPLOYEE. "Employee" shall mean any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

         2.8. ENTRY DATE. "Entry Date" means the first day of each Exercise Period.

         2.9. EXERCISE DATE. "Exercise Date" means the last Trading Day ending on or before each June 30 and December 31.

         2.10. EXERCISE PERIOD. "Exercise Period" means, for any Offering Period, each period commencing on the Offering Date and on the day after each Exercise Date, and terminating on the immediately following Exercise Date.

         2.11. FIRST OFFERING DATE. "First Offering Date" means the first Trading Day after the Distribution Date.

         2.12. OFFERING DATE. "Offering Date" means the first Trading Day of each Offering Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3.1 after the first Trading Day of an Offering Period, the term "Offering Date" shall mean the first Trading Day of the Exercise Period coinciding with or next succeeding the day on which that individual becomes eligible to become a Participant. Options granted after the first day of an Offering Period will be subject to the same terms as the options granted on the first Trading Day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first Trading Day of such Offering Period, a shorter term.
         2.13. OFFERING PERIOD. "Offering Period" shall have the meaning set forth in Section 4.1.
         2.14. OPTION. "Option" shall have the meaning set forth in Section 6.1.
         2.15. OPTION PRICE. "Option Price" shall have the meaning set forth in
Section 6.2.
         2.16. PARTICIPATING COMPANY. "Participating Company" shall mean the Company and such Subsidiary Corporations as may be designated from time to time by the Board of Directors of the Company.
         2.17. PARTICIPANT. "Participant" shall have the meaning set forth in
Section 3.4.
         2.18. PARTICIPATION AMOUNT. "Participation Amount" shall have the meaning set forth in Section 5.1.
         2.19. STOCK. "Stock" shall mean the Common Stock of the Company, par value $.001 per share.
         2.20. SUBSIDIARY CORPORATION. "Subsidiary Corporation" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as that term is defined in Code Section 424.
         2.21. TRADING DAY. "Trading Day" shall mean a day on which the national stock exchanges and the Nasdaq System are open for trading.

                                   ARTICLE 3.
                          ELIGIBILITY AND PARTICIPATION

         3.1. INITIAL ELIGIBILITY. Any Employee who shall have completed six months of continuous employment with a Participating Company and is employed by a Participating Company on the date such Employee's participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan that commence on or after such six month employment period has concluded. Notwithstanding the foregoing, however, any Employee who is employed by a Participating Company as of the Distribution Date shall be eligible to participate in the Offering regardless of the length of such Employee's employment with a Participating Company prior to such date. Any corporation that becomes a Subsidiary Corporation after the initial Offering Date shall become a Participating Company only upon the decision of the Board of Directors of the Company to designate such Subsidiary Corporation as a Participating Company and to extend the benefits of the Plan to its eligible Employees. In the event that the Company or any Subsidiary Corporation acquires a substantial portion of the assets of another company, such company shall be regarded as a Participating Company upon the decision of the Board of Directors of the Company to designate such company as a Participating Company and to extend the benefits of the Plan to its eligible Employees.

         3.2. LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such

Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by a Participating Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any Option.

         3.3. RESTRICTIONS ON PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an Option to participate in the Plan:

                  (a) if, immediately after the grant, such Employee would own Stock, and/or hold outstanding Options to purchase Stock, possessing five percent or more of the total combined voting power or value of all classes of Stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining Stock ownership of any Employee); or

                  (b) which permits such Employee's rights to purchase Stock under all employee stock purchase plans of the Company and all Participating Companies to accrue at a rate that exceeds $25,000 in fair market value of the Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.
         3.4. COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant ("Participant") by completing the enrollment forms prescribed by the Committee (including a purchase agreement and a payroll deduction authorization) and filing such forms with the designated office of the Company prior to the next Entry Date. Payroll deductions for a Participant shall commence on the next Entry Date when such Participant's authorization for a payroll deduction becomes effective and shall continue in effect for the term of this Plan, except to the extent such payroll deduction is changed in accordance with this Section 3.4 or terminated in accordance with Article 8. Subject to Section 5.4, a Participant may, at any time, increase or decrease the rate of, or cease, the Participant's payroll deductions by filing the appropriate form with the designated office of the Company and such change shall become effective as of the next applicable Entry Date.
                                   ARTICLE 4.
                                OFFERING PERIODS

         4.1. OFFERING PERIODS. The Plan shall generally be implemented by a series of Offering Periods. The first Offering Period shall commence on the First Offering Date and end on December 31, 2004, and succeeding Offering Periods shall commence on the January 1 immediately following the end of the previous Offering Period and end on the December 31 which is 24 months thereafter. If, however, the Fair Market Value of a share of Common Stock on any Exercise Date (except the final scheduled Exercise Date of any Offering Period) is lower than the Fair Market Value of a share of Common Stock on the Offering Date, then the Offering Period in progress shall end immediately following the close of trading on such Exercise Date, and a new Offering Period shall begin on the next subsequent January 1 or July 1, as applicable, and shall extend for a 24 month period ending on December 31 or June 30, as applicable. Subsequent Offering Periods shall commence on the January 1 or July 1, as applicable, immediately following the end of the previous Offering Period and shall extend for a 24 month period ending on December 31 or June 30, as applicable. The Committee shall have the power to make other changes to the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

                                   ARTICLE 5.
                               PAYROLL DEDUCTIONS
         5.1. PERCENTAGE OF PARTICIPATION. At the time an Employee files authorization for payroll deductions and becomes a Participant in the Plan, the Employee shall elect to have deductions made from the Employee's pay on each payday during the time the Employee is a Participant. Such deductions shall be an amount equal to the Employee's Participation Amount divided by the number of payroll periods ending during the Exercise Period. An Employee's "Participation Amount" shall equal the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10 percent (as elected by the Employee) times such Employee's Base Pay in effect on the most recent Entry Date; provided, however, that prior to any Offering Date, the Committee shall have the discretion to limit deductions to less than 10 percent (but no less than 5 percent) for any Offering Period.
         5.2. CALCULATION OF BASE PAY. An Employee's Base Pay as of an Entry Date and whether an Employee is "part-time" shall be determined in the discretion of the Committee based on the provisions of this Plan. In calculating an Employee's normal weekly rate of pay under this Section 5.2, retroactive adjustments occurring during an Exercise Period that are retroactive to the last day prior to the Entry Date of that particular Exercise Period shall be taken into account. In addition, if an Employee's Base Pay includes commissions, the Committee may set such Employee's Base Pay based upon commission averages and standards as determined in the discretion of the Committee.

         5.3. PARTICIPANT'S ACCOUNT. All payroll deductions made for a Participant pursuant to this Article 5 shall be credited to such Participant's account under the Plan. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in
Section 5.5.

         5.4. CHANGES IN PAYROLL DEDUCTIONS. A Participant may discontinue participation in the Plan as provided in Article 8, but no other change can be made with respect to an Exercise Period that has already begun, specifically, a Participant may not alter the amount of such Participant's payroll deductions for that Exercise Period.

         5.5. LEAVE OF ABSENCE. If a Participant goes on a leave of absence, such Participant shall have the right to elect: (a) to withdraw the balance in such Participant's account pursuant to Section 8.1 hereof, or (b) to discontinue contributions to the Plan but remain a Participant in the Plan, or remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Participating Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.

                                   ARTICLE 6.
                               GRANTING OF OPTION
         6.1. NUMBER OF OPTION SHARES. On a Participant's Entry Date during an Offering Period, subject to the limitations set forth in Section 3.3, the Participant shall be granted an option (the "Option") to purchase on each subsequent Exercise Date during the Offering Period in which such Entry Date occurs (at the Option Price determined as provided in Section 6.2 below) up to a number of shares of Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of such Exercise Date by the Option Price on such Exercise Date; provided, that the maximum number of shares a Participant may purchase during any Exercise Period shall be one thousand five hundred (1,500) shares.
         6.2. OPTION PRICE. The "Option Price" of Stock on each Exercise Date shall be the lower of (a) 85% of the greater of (i) the Closing Price of the Stock on the Offering Date or (ii) the Closing Price of the Stock on the Entry Date on which Employee elects to become a Participant within the Offering Period, or (b) 85% of the Closing Price of the Stock on the Exercise Date. The "Closing Price" of the Stock as to a particular day shall be the closing price of the Stock as reported for such day in the Wall Street Journal or in such other source as the Committee deems reliable. If the Stock is not traded on the Nasdaq or other principal exchange or market on which it is authorized or listed for trading on the Offering Date, the Entry Date and/or the Exercise Date, as the case may be, the Closing Price for the Stock as to any of such dates on which such trading did not occur shall be the Closing Price on the nearest prior business day on which trading did occur.

                                   ARTICLE 7.
                               EXERCISE OF OPTION
         7.1. AUTOMATIC EXERCISE. Unless a Participant gives written notice to the Company as hereinafter provided, such Participant's Option for the purchase of Stock granted under Section 6.1 hereof will be deemed to have been exercised automatically on the Exercise Date applicable to such Offering for the purchase of the number of full shares of Stock that the accumulated payroll deductions in such Participant's account at that time will purchase at the applicable Option Price (but not in excess of the number of shares for which Options have been granted to the Employee pursuant to Section 6.1 hereof).

         7.2. FRACTIONAL SHARES. Fractional shares will not be issued under the Plan and any accumulated payroll deductions that would have been used to purchase fractional shares will be, at the option of the Committee, either (a) returned (without interest) to the Participant promptly following an Exercise Date, or (b) added to the Participation Amount for such Participant and held for the purchase of Stock in connection with the next Exercise Period.

         7.3. TRANSFERABILITY OF OPTION. During a Participant's lifetime, Options held by such Participant shall be exercisable only by such Participant.

         7.4. DELIVERY OF STOCK. As promptly as practicable after each Exercise Date, the Company will deliver to each Participant, as appropriate, the Stock purchased upon exercise of such Participant's Option. All Stock delivered to each Participant will contain a restriction stating that such Stock is restricted from being transferred for a period of one year from the date of issuance unless the Committee otherwise consents. The Committee may withhold its consent to any such transfer in its absolute and sole discretion. Any transfer in violation of the legend placed on each such stock certificate shall be void ab initio. In no event, however, shall Stock be forfeited for violation of the transfer restriction.

     7.5 RETURN OF EXCESS PAYROLL DEDUCTIONS. With respect to any amount remaining to the credit of a Participant's account after the purchase of shares by such Participant on an Exercise Date, or which is insufficient to purchase a full share of Stock, the Participant may elect at any time within the first sixty (60) days of any Exercise Period to receive a distribution of cash from the Plan equal to all or any portion of such amounts. A Participant who makes such election shall not be treated as having withdrawn from the Plan solely by reason of that election.

                                   ARTICLE 8.
                                   WITHDRAWAL

         8.1. IN GENERAL. At any time prior to the last five days of an Exercise Period, a Participant may withdraw payroll deductions credited to such Participant's account under the Plan by giving written notice to the designated office of the Company, which withdrawal notice shall be in form and substance as decided by the Committee. All of the Participant's payroll deductions credited to the Participant's account will be paid to the Participant promptly after receipt of such Participant's notice of withdrawal, and no further payroll deductions will be made from the Participant's pay during such Offering Period or during any subsequent Offering Period unless the Participant re-enrolls as provided in Section 8.2 hereof. The Company may, at its option, treat any attempt by a Participant to borrow on the security of such Participant's accumulated payroll deductions as an election to withdraw such deductions.

         8.2. EFFECT ON SUBSEQUENT PARTICIPATION. An Employee's withdrawal from any Offering Period will not have any effect upon such Employee's eligibility to participate in any succeeding Offering Period or in any similar plan that may hereafter be adopted by the Company. In order to be eligible for a subsequent Offering Period; however, an Employee who has withdrawn from an Offering Period must satisfy the requirements of Section 3.4 hereof prior to the Offering Date of such subsequent Offering Period.

         8.3. TERMINATION OF EMPLOYMENT. Upon termination of a Participant's employment for any reason, including retirement (but excluding death or permanent disablement while in the employ of a Participating Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to such Participant's account will be returned to the Participant, or, in the case of the Participant's death subsequent to the termination of such Participant's employment, to the person or persons entitled thereto under Section 12.1 hereof.

         8.4. TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of a Participant's employment because of death or permanent disablement, the Participant or Participant's beneficiary (as defined in Section 12.1 hereof) shall have the right to elect, by written notice given to the designated office of the Company before the earlier of five days prior to the next Exercise Date or the expiration of a period of 60 days commencing with the termination of the Participant's employment, either:

                  (a) to withdraw all of the payroll deductions credited to the Participant's account under the Plan; or

                  (b) to exercise the Participant's Option on the next Exercise Date and purchase the number of full shares of Stock that the accumulated payroll deductions in the Participant's account at the date of the Participant's cessation of employment will purchase at the applicable Option Price, and any excess in such account will be returned to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the designated office of the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Participant's Option.

         8.5. LEAVE OF ABSENCE. A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.5 hereof, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Exercise Period commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of:
(a) the termination of such leave of absence, or (b) three months after the 90th day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                                   ARTICLE 9.
                                    INTEREST

         9.1. PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant, including any interest paid on any and all money which is distributed to a Participant or such Participant's beneficiary pursuant to the provisions of Sections 7.2, 8.1, 8.3, 8.4 and 10.1 hereof.

                                   ARTICLE 10.
                                      STOCK

         10.1. MAXIMUM SHARES. The maximum number of shares of Stock that shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.4 hereof, shall be 200,000 shares. If the total number of shares for which Options are exercised on any Exercise Date in accordance with Article 7 exceeds the maximum number of shares available under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as the Committee shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to such Participant as promptly as possible.

         10.2. PARTICIPANT'S INTEREST IN OPTION STOCK. A Participant will have no interest in Stock covered by such Participant's Option until such Option has been exercised.

         10.3. REGISTRATION OF STOCK. Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the designated office of the Company prior to the Exercise Date applicable thereto, in the names of the Participant and the Participant's spouse, in the form and manner permitted by applicable law.

         10.4. RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any Option that the shares of Stock reserved for issuance upon the exercise of the Option shall have been duly listed, upon official notice of issuance, upon the New York Stock Exchange or other principal exchange or market on which the Common Stock is authorized or listed for trading, and that either:

         (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

         (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is such Participant's intention to purchase the shares for investment and not for resale or distribution.

                                  ARTICLE 11.
                                 ADMINISTRATION

         11.1. APPOINTMENT OF COMMITTEE. The Board of Directors shall appoint a committee ("Committee") to administer the Plan, which shall consist of no fewer than two (2) members of the Board of Directors. Members of the Committee who are Employees shall be eligible to purchase Stock under the Plan.

         11.2. AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination regarding the foregoing matters shall be conclusive. The Committee may delegate its authority as it deems necessary or appropriate.

         11.3. RULES GOVERNING ADMINISTRATION OF THE COMMITTEE. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                                  ARTICLE 12.
                                  MISCELLANEOUS

         12.1. DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any Stock and/or cash that such Participant would be entitled to under the Plan. Such designation of beneficiary may be changed by the Participant at any time by written notice to the designated office of the Company. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Stock or cash credited to the Participant under the Plan.

         12.2. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to an Option granted under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant, other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 8.

         12.3. USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

         12.4. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  (a) If, while any Options are outstanding, the outstanding shares of Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or type of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split (whether or not effected in


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


the form of a stock dividend), reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or type of shares of Stock that are subject to purchase under outstanding Options and to the Option Price applicable to such outstanding Options. In addition, in any such event, the number and/or type of shares of Stock which may be offered in the Offering Periods described in Article 4 hereof shall also be proportionately adjusted.

                  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the assets or stock of the Company to another corporation, the holder of each Option then outstanding under the Plan will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of Stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such Option might thereafter be entitled to receive.

         12.5. AMENDMENT AND TERMINATION. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided; however, that the Board of Directors shall not, without the approval of the stockholders of the Company (a) increase the maximum number of shares that may be issued under the Plan (except pursuant to Section 12.4 hereof); or (b) amend the requirements as to the class of Employees eligible to purchase Stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of a Participant then holding an Option under the Plan to purchase stock, adversely affect the rights of such Participant under such Option.

         12.6. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by any Participating Company, and it shall not be deemed to interfere in any way with any Participating Company's right to terminate, or otherwise modify, an Employee's employment at any time.

         12.7. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

         12.8. GOVERNING LAW. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.


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